Exhibit 10.6

*	Confidential Treatment has been requested for the marked portions of this exhibit pursuant to Rule 24B-2 of the Securities Exchange Act of 1934, as amended.
SECOND AMENDMENT
between
TRUBION PHARMACEUTICALS, INC.
and
LONZA SALES AG
(successor in interest to Lonza Biologics, Inc. by way of novation)
to
MANUFACTURING SERVICES AGREEMENT
dated November 21, 2005

SECOND AMENDMENT TO MANUFACTURING SERVICES AGREEMENT
THIS SECOND AMENDMENT TO MANUFACTURING SERVICES AGREEMENT (“Second Amendment”) is made effective as of April 3, 2009 (the “Effective Date”) and is made between
(1)	Trubion Pharmaceuticals, Inc. (“Trubion”) and

(2)	Lonza Sales AG (“Lonza Sales”)
in order to amend that certain Manufacturing Services Agreement dated as of November 21, 2005, between Trubion and Lonza Biologics, Inc. (as novated, and as amended by letter agreements dated January 17, 2007 and July 27, 2007, and as further amended by the Amendment to Manufacturing Services Agreement between Trubion and Lonza Sales dated December 5, 2008, the “MSA”).
NOW, THEREFORE, the parties agree that, with respect to TRU-016, but not with respect to TRU-015, the MSA is amended as follows:
1.       The text set forth in Exhibit 1 hereto shall be inserted into the MSA in Schedule 2-016 of the MSA entitled “Description of Services” following the last sentence of the section entitled “Stage 9 — [*].”
2.       Schedule 3-016 of the MSA entitled “Pricing and Terms of Payment” is amended as follows:
2.1.	A row containing the following text and format shall be inserted at the bottom of the table that appears under the sentence “In consideration for Lonza carrying out the Services as detailed in Schedule 2-016, Trubion shall pay Lonza as follows:”:

Stage 10	[*]	[*]

2.2.	Under the heading “Notes:”, the following text shall be inserted following the last sentence of Note 5:

“6. Invoices for these Services shall be issued, and payments shall be made, in U.S. dollars.”
2.3.	Following the final line of text that appears under the heading “Payment by Trubion of the Price for each Stage shall be made against Lonza’s invoices as follows:” the following text shall be inserted:

“For Stage 10
[*] per each lot subsequent to the first TRU-016 Drug product lot, payable against Lonza’s invoice upon [*]”
3.       Exhibit 1 attached to this Second Amendment forms an integral part of this Second Amendment and is incorporated into this Second Amendment by this reference.
4.       Save as herein provided all other terms and conditions of the MSA remain in full force and effect.
*Confidential Treatment Requested.

5.       Any capitalized term used but not defined in this Second Amendment shall have the meaning assigned to it in the MSA.
6.       This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Second Amendment shall be effective upon execution, and a signature transmitted via facsimile or other electronic means shall be deemed to be and shall be as effective as an original signature.
The parties have executed this Second Amendment as of the Effective Date first written above.

TRUBION PHARMACEUTICALS, INC.		LONZA SALES AG

By:	/s/ KENDALL MOHLER	By:	/s/ GERRY KENNEDY

Name:	Kendall Mohler	Name:	Gerry Kennedy

Title:	SVP, R&D	Title:	Authorized Signatory

Date:	April 2, 2009	Date:

LONZA SALES AG /s/ K.B. FALLON Authorized Signatory Karen Fallon

Exhibit 1
“10. Stage 10- [*]
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*Confidential Treatment Requested.